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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549





                                   FORM 8-K




                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                       Date of Report: December 20, 2000
                       (Date of earliest event reported)


                              Center Trust, Inc.
            (exact name of registrant as specified in its charter)

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

       Maryland                      Commission File:                       95-4444963
(State or other jurisdiction            1-12588                (I.R.S. Employer Identification No.)
   of incorporation or
    organization)


                           3500 Sepulveda Boulevard
                       Manhattan Beach, California 90266
         (Address of Principal executive offices, including zip code)


                                (310) 546-4520
             (Registrant's telephone number, including area code)




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Item 5.  OTHER EVENTS

On December 15, 2000, Center Trust, Inc. amended and restated its loan agreement with General Electric Capital Corporation.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are included as part of this Form 8-K as required by Regulation S-K.

Exhibit              Exhibit Description
-------              -------------------

99.1 Center Trust Press Release dated December 18, 2000. CENTER TRUST ANNOUNCES SALE OF FOUR SHOPPING CENTERS, THREE MORTGAGE TRANSACTIONS, AND MODIFICATION OF SECURED CREDIT FACILITY.

99.2 AMENDED AND RESTATED LOAN AGREEMENT between CT OPERATING PARTNERSHIP, L.P., as Borrower The Lenders Party thereto as lenders and GENERAL ELECTRIC CAPITAL CORPORATION as Administrative Agent. Date: As of December 15, 2000.


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                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,


                               Center Trust, Inc.



Date:  December 20, 2000       /s/  Edward A. Stokx
                               ---------------------------------------
                               Name:  Edward A. Stokx
                               Title: Senior Vice President of Finance
                                      (Principal Accounting Officer)